UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2004

GLOBAL INNOVATIVE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30299
(Commission File Number)

98-0217653
(IRS Employer Identification No.)

2114 Nanton Avenue, Vancouver , British Columbia V6L 3C7 Canada
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.737.6030

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

On November 8, 2004, we received the resignation of Robison, Hill & Co., Certified Public Accountants. As a result, on November 8, 2004, we engaged Morgan & Company, Chartered Accountants, as our new principal independent accountants with the approval of our company's board of directors effective November 8, 2004.

During the years ended September 30, 2003 and 2002 and any subsequent interim periods preceding the change in accountants, there were no disagreements with Robison, Hill & Co on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The report on the financial statements prepared by Robison, Hill & Co. for either of the fiscal years ended September 30, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. The report on the financial statements prepared by Robison, Hill & Co. for the years ended September 30, 2003 and 2002 was, however, modified as to uncertainty as the report contained a modifying paragraph with respect to our ability to continue as a going concern.

We provided Robison, Hill & Co. with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K and if not, stating the aspects with which they do not agree. A copy of the letter provided by Robison, Hill & Co., dated November 8, 2004, is attached to this Form 8-K as an exhibit.

We have engaged the firm of Morgan and Company as of November 8, 2004. In connection with the fiscal years ended September 30, 2003 and 2002 and any subsequent interim periods preceding the change in accountants, Morgan and Company was not consulted on any matter relating to accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on our financial statements. In connection with the fiscal years ended September 30, 2003 and 2002 and any subsequent interim periods preceding the change in accountants, Morgan and Company did not provide any written or oral advice that was an important factor considered by it in reaching any decision as to the accounting, auditing or financial reporting issues.

Item 9.01 Financial Statements and Exhibits

(c) EXHIBITS

16.1 Letter from Robison, Hill & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INNOVATIVE SYSTEMS, INC.

/s/ William McGinty
William McGinty, President

Date: November 8, 2004